SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): 02/20/2001


                GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.,
            (as issuer under the Indenture dated as of June 1, 2000,
              which issued Receivable-Backed Notes, Series 2000-1)


                 GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

                  Delaware                                   333-34842                                  42-1502818
  ------------------------------------------            -------------------------              -----------------------------
              (State of other                               (Commission                               (IRS Employer
              jurisdiction of                               File Number)                           Identification No.)
               incorporation)


 625 First Street SE, Suite 701
  Cedar Rapids, Iowa                                                                               52401
--------------------------------------------                                                   ------------
(Address of principal executive offices)                                                        (Zip Code)

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Registrant's telephone number, including area code:  (319) 365-8449


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ITEM 5.     OTHER EVENTS
         In accordance with the Transfer and Servicing Agreement dated as of June 1, 2000 among the Registrant, GreatAmerica Leasing Corporation and The Chase Manhattan Bank, N.A., the Registrant has caused to be filed with the Commission, attached hereto as Exhibit 99.1, the Monthly Report dated February 20, 2001. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)    Financial Statements.

                    Not Applicable.

             (b)    Pro Forma Financial Information.

                    Not Applicable.

             (c)    Exhibits.

                    99.1   Monthly Reports.



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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GREATAMERICA LEASING RECEIVABLES,
                                                2000-1, L.L.C.



Date:  February 22, 2001                        By: /s/ Stanley M. Herkelman
                                                   -------------------------
                                                Name:  Stanley M. Herkelman
                                                Title:  Senior Vice President


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                                  EXHIBIT INDEX


       EXHIBIT                                                  DESCRIPTION

         99.1                                                 Monthly Reports


                                       5